Exhibit 99.2

HRPT PROPERTIES TRUST

Second Quarter 2007

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the
December 31, 2006 Consolidated Balance Sheet.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS AND IMPLICATIONS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.   ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE:

•  CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•  COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE, AND

•  CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION.

FOR EXAMPLE:

•  SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES,

•  RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE,

•  OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS,

•  CONTINGENCIES IN OUR COMMITTED ACQUISITIONS MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

•  WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, AND

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, UNDER “ITEM 1A. RISK FACTORS.”

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON ANY FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust
Supplemental Operating and Financial Data
June 30, 2007

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRPT, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in central business district, or CBD, and suburban areas of major metropolitan markets.  At June 30, 2007, we also owned approximately 17 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have large concentrations of properties leased to the U.S. Government and medical related tenants.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as government agencies, tenants in medical related industries and our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant commercial office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in joint venture or off balance sheet entities.  We generally do not undertake speculative development, but we will sometimes do a build to suit development project.

Management:

HRPT is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of June 30, 2007, RMR managed one of the largest portfolios of publicly owned real estate in North America, including over 1,270 properties with 300 million square feet located in 44 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has approximately 460 employees in its headquarters and regional offices located throughout the Country.  In addition to managing HRPT, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels and travel centers, Senior Housing Properties Trust, a publicly traded REIT that owns senior living properties, and six mutual funds which invest in unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total market capitalization of over $16 billion as of June 30, 2007.  We believe that being managed by RMR is a competitive advantage for HRPT because RMR provides HRPT with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to HRPT at costs that are lower than HRPT would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street
Newton, MA 02458
(t) (617) 332-3990
(f) (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock – HRP
Preferred Stock Series B – HRP-B
Preferred Stock Series C – HRP-C
Preferred Stock Series D – HRP-D

Senior Unsecured Debt Ratings:

Moody's – Baa2
Standard & Poor's – BBB

Portfolio Data (as of 6/30/07):

Total properties	524
Total sq. ft. (000s)	63,571
Percent leased	92.9%

Portfolio Concentration by Sq. Ft. (as of 6/30/07):

	Office	Industrial	Total
CBD	17.8%	0.3%	18.1%
Suburban	37.3%	44.6%	81.9%
Total	55.1%	44.9%	100.0%

Portfolio Concentration by NOI (Q2 2007) (1):

	Office	Industrial	Total
CBD	30.8%	0.2%	31.0%
Suburban	49.3%	19.7%	69.0%
Total	80.1%	19.9%	100.0%

Portfolio Concentration by Major Market:

	6/30/07	Q2 2007
	Sq. Ft.	NOI
Metro Philadelphia, PA	8.5%	12.7%
Oahu, HI	28.2%	9.9%
Metro Washington, DC	4.2%	9.6%
Metro Boston, MA	4.8%	8.3%
Southern California	2.3%	7.0%
Metro Austin, TX	4.3%	4.0%
Other Markets	47.7%	48.5%
Total	100.0%	100.0%

(1)    We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy
Managing Trustee

Patrick F. Donelan
Independent Trustee

William A. Lamkin
Independent Trustee

Adam D. Portnoy
Managing Trustee

Frederick N. Zeytoonjian
Independent Trustee

Senior Management

John A. Mannix
President and Chief Operating Officer

John C. Popeo
Treasurer, Chief Financial Officer and Secretary

David M. Lepore
Senior Vice President

Jennifer B. Clark
Senior Vice President

Contact Information

Investor Relations
HRPT Properties Trust
400 Centre Street
Newton, MA 02458
(t) (617) 332-3990
(f) (617) 332-2261
(email) info@hrpreit.com
(website) www.hrpreit.com

Inquiries
Financial inquiries should be directed to John C. Popeo,
Treasurer and Chief Financial Officer, at (617) 332-3990
or jpopeo@reitmr.com.

Investor and media inquiries should be directed to
Timothy A. Bonang, Manager of Investor Relations, at
(617) 796-8149 or tbonang@reitmr.com.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

RESEARCH COVERAGE

Equity Research Coverage

Cantor Fitzgerald
Philip Martin
(312) 469-7485

Ferris, Baker Watts
Charles Place
(410) 659-4657

Raymond James
Paul Puryear
(727) 573-3800

RBC Capital Markets
David Rodgers
(216) 378-7626

Citigroup
Michael Bilerman
(212) 816-1383

Stifel, Nicolaus
John Guinee
(410) 454-5520

Debt Research Coverage

Banc of America Securities
Chris Brown
(704) 386-2524

Bear Stearns & Company
Susan Berliner
(212) 272-3824

Citigroup
Thomas Cook
(212) 723-1112

Credit Suisse First Boston
Matthew Lynch
(212) 325-6456

Merrill Lynch
John Forrey
(212) 449-1812

Wachovia Securities
Dan Sullivan
(704) 383-6441

Rating Agencies

Moody’s Investors Service
Lori Marks
(212) 553-1098

Standard and Poor’s
Linda Phelps
(212) 438-3059

HRPT is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRPT's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRPT or its management.  HRPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	6/30/2007		3/31/2007		12/31/2006		9/30/2006		6/30/2006

Shares Outstanding:
Common shares outstanding (at end of period)	211,947		211,057		210,052		210,037		209,986
Common shares outstanding (at end of period) – diluted (1)	241,139		240,249		239,244		210,037		209,986
Preferred shares outstanding (at end of period) (1)	33,180		33,180		33,180		18,000		18,000
Weighted average common shares and units outstanding - basic	211,721		210,609		210,039		209,992		209,968
Weighted average common shares and units outstanding - diluted (1)	240,914		239,801		236,058		209,992		209,968

Common Share Data:
Price at end of period	$10.40		$12.30		$12.35		$11.95		$11.56
High during period	$12.72		$13.67		$12.81		$12.22		$11.80
Low during period	$10.13		$12.04		$11.34		$10.80		$10.50
Annualized dividends paid per share	$0.84		$0.84		$0.84		$0.84		$0.84
Annualized dividend yield (at end of period)	8.1%		6.8%		6.8%		7.0%		7.3%

Market Capitalization:
Total debt (book value)	$2,614,133		$2,499,305		$2,397,231		$2,639,621		$2,611,077
Plus: market value of preferred shares (at end of period)	817,108		860,432		863,228		464,160		458,220
Plus: market value of common shares (at end of period)	2,204,249		2,596,001		2,594,142		2,509,942		2,427,438
Total market capitalization	$5,635,490		$5,955,738		$5,854,601		$5,613,723		$5,496,735
Total debt / total market capitalization	46.4%		42.0%		40.9%		47.0%		47.5%

Book Capitalization:
Total debt	$2,614,133		$2,499,305		$2,397,231		$2,639,621		$2,611,077
Plus: total stockholders’ equity	2,961,698		2,979,177		2,950,768		2,641,881		2,663,253
Total book capitalization	$5,575,831		$5,478,482		$5,347,999		$5,281,502		$5,274,330
Total debt / total book capitalization	46.9%		45.6%		44.8%		50.0%		49.5%

Selected Balance Sheet Data:
Total assets	$5,750,889		$5,636,768		$5,575,949		$5,454,778		$5,441,519
Total liabilities	$2,789,191		$2,657,591		$2,625,181		$2,812,897		$2,778,266
Gross book value of real estate assets (2)	$6,198,307		$6,022,930		$5,958,680		$5,773,686		$5,756,687
Total debt / gross book value of real estate (2)	42.2%		41.5%		40.2%		45.7%		45.4%

Selected Income Statement Data (3):
Rental income	$209,995		$205,050		$205,763		$202,542		$197,957
EBITDA (4)	$120,272		$116,930		$116,436		$114,429		$113,769
Property net operating income (NOI) (5)	$128,829		$125,049		$123,032		$122,323		$121,998
NOI margin (6)	61.3%		61.0%		59.8%		60.4%		61.6%
Net income	$31,474		$33,148		$37,877		$31,354		$31,514
Preferred distributions	$(15,401)		$(15,401)		$(14,716)		$(9,234)		$(9,234)
Net income available for common shareholders	$16,073		$17,747		$23,161		$22,120		$22,280
Funds from operations (FFO) (7)	$77,971		$76,659		$76,859		$71,260		$71,915
FFO available for common shareholders (7)	$62,570		$61,258		$62,143		$62,026		$62,681
Common distributions paid	$44,390		$44,111		$44,107		$44,097		$44,095

Per Share Data (1):
Net income available for common shareholders – basic and diluted	$0.08		$0.08		$0.11		$0.11		$0.11
FFO available for common shareholders – basic (7)	$0.30		$0.29		$0.30		$0.30		$0.30
FFO available for common shareholders – diluted (1) (7)	$0.29		$0.28		$0.29		$0.30		$0.30
Common distributions paid	$0.21		$0.21		$0.21		$0.21		$0.21
FFO payout ratio	70.9%		72.0%		71.0%		71.1%		70.3%

Coverage Ratios:
EBITDA (4) / interest expense	2.8	x	2.9	x	2.9	x	2.7	x	2.7	x
EBITDA (4) / interest expense and preferred distributions	2.1	x	2.1	x	2.1	x	2.2	x	2.2	x

(1)          At 6/30/2007, we had 15,180 preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted net income, FFO, and weighted average common shares outstanding.

(2)          Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

(3)   Results exclude properties classified in discontinued operations, if any.

(4)   See page 13 for calculation of EBITDA.

(5)          Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)   NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(7)   See page 15 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of June 30, 2007	As of December 31, 2006
		(audited)
ASSETS
Real estate properties:
Land	$1,167,702	$1,143,109
Buildings and improvements	4,821,438	4,619,164
	5,989,140	5,762,273
Accumulated depreciation	(736,336)	(668,460)
	5,252,804	5,093,813
Acquired real estate leases	163,224	167,879
Cash and cash equivalents	29,026	17,783
Restricted cash	16,571	21,635
Rents receivable, net of allowance for doubtful accounts of $5,830 and $4,737, respectively	182,980	172,566
Other assets, net	106,284	102,273
Total assets	$5,750,889	$5,575,949

LIABILITIES AND SHAREHOLDERS' EQUITY
Revolving credit facility	$212,000	$40,000
Senior unsecured debt, net	1,991,241	1,941,173
Mortgage notes payable, net	410,892	416,058
Accounts payable and accrued expenses	87,111	93,734
Dividends payable	—	44,111
Acquired real estate lease obligations	40,942	41,833
Rent collected in advance	22,736	19,592
Security deposits	16,076	15,972
Due to affiliates	8,193	12,708
Total liabilities	2,789,191	2,625,181

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on or after September 12, 2007; 12,000,000 shares issued and outstanding, aggregate liquidation preference $300,000	289,849	289,849
Series C preferred shares; 7 1/8% cumulative redeemable at par on or after February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value:
300,000,000 shares authorized; 211,946,590 and 210,051,590 shares issued and outstanding, respectively	2,119	2,101
Additional paid in capital	2,798,279	2,774,461
Cumulative net income	1,767,976	1,703,354
Cumulative common distributions	(2,159,689)	(2,115,299)
Cumulative preferred distributions	(250,121)	(216,983)
Total shareholders' equity	2,961,698	2,950,768
Total liabilities and shareholders' equity	$5,750,889	$5,575,949

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2007	6/30/2006	6/30/2007	6/30/2006

Rental income (1)	$209,995	$197,957	$415,045	$387,516

Expenses:
Operating expenses	81,166	75,959	161,167	147,762
Depreciation and amortization	45,786	40,379	89,297	78,045
General and administrative	9,125	8,540	17,703	16,413
Total expenses	136,077	124,878	268,167	242,220

Operating income	73,918	73,079	146,878	145,296

Interest income	568	310	1,027	1,545
Interest expense (including amortization of debt discounts, premiums and deferred financing fees of $1,025, $1,105, $2,122 and $2,243, respectively)	(42,301)	(41,854)	(82,572)	(83,148)
Loss on early extinguishment of debt	(711)	—	(711)	(1,659)
Equity in earnings of equity investments	—	—	—	3,136
Gain on sale of equity investments	—	—	—	116,287
Income from continuing operations	31,474	31,535	64,622	181,457
Loss from discontinued operations	—	(21)	—	(108)
Net income	31,474	31,514	64,622	181,349
Preferred distributions	(15,401)	(9,234)	(30,802)	(20,742)
Excess redemption price paid over carrying value of preferred shares	—	—	—	(6,914)
Net income available for common shareholders	$16,073	$22,280	$33,820	$153,693

Weighted average common shares outstanding – basic	211,721	209,968	211,168	209,915

Weighted average common shares outstanding – diluted (2)	240,914	209,968	240,361	209,915

Earnings per common share:
Income from continuing operations available for common shareholders – basic and diluted (2)	$0.08	$0.11	$0.16	$0.73
Loss from discontinued operations – basic and diluted (2)	$—	$—	$—	$—
Net income available for common shareholders – basic and diluted (2)	$0.08	$0.11	$0.16	$0.73

Additional Data:
General and administrative expenses / rental income	4.35%	4.31%	4.27%	4.24%
General and administrative expenses / total assets (at end of period)	0.16%	0.16%	0.31%	0.30%

Non cash straight line rent adjustments (FAS 13) (1)	$3,914	$5,230	$8,638	$10,057
Lease value amortization (FAS 141) (1)	$(2,880)	$(2,293)	$(5,327)	$(5,482)
Lease termination fees included in rental income	$31	$251	$356	$500
Capitalized interest expense	$263	$—	$489	$—

(1)          We report rental income on a straight line basis over the terms of the respective leases; rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)          At 6/30/2007, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted net income and weighted average common shares outstanding.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2007	6/30/2006	6/30/2007	6/30/2006
Cash flows from operating activities:
Net income	$31,474	$31,514	$64,622	$181,349
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	36,446	32,594	71,451	63,297
Amortization of debt discounts, premiums and deferred financing fees	1,025	1,105	2,122	2,243
Amortization of acquired real estate leases	8,320	7,293	16,044	14,968
Other amortization	3,900	2,809	7,129	5,371
Loss on early extinguishment of debt	711	—	711	1,659
Equity in earnings of equity investments	—	—	—	(3,136)
Gain on sale of equity investments	—	—	—	(116,287)
Distributions of earnings from equity investments	—	—	—	3,136
Change in assets and liabilities:
(Increase) decrease in restricted cash	(2,336)	(2,615)	5,064	2,417
Decrease (increase) in rents receivable and other assets	2,469	2,472	(22,462)	(28,185)
Increase (decrease) in accounts payable and accrued expenses	12,915	12,651	(10,705)	(396)
(Decrease) increase in rent collected in advance	(196)	(2,580)	3,144	2,676
Increase in security deposits	206	504	104	1,402
Increase (decrease) in due to affiliates	745	(2,091)	(4,515)	(3,331)
Cash provided by operating activities	95,679	83,656	132,709	127,183

Cash flows from investing activities:
Real estate acquisitions and improvements	(153,501)	(114,639)	(238,235)	(325,054)
Distributions in excess of earnings from equity investments	—	—	—	2,251
Proceeds from sale of equity investments	—	—	—	308,333
Cash used for investing activities	(153,501)	(114,639)	(238,235)	(14,470)

Cash flows from financing activities:
Proceeds from issuance of preferred shares, net	—	—	—	145,015
Redemption of preferred shares	—	—	—	(200,000)
Proceeds from issuance of common shares, net	10,663	—	23,661	—
Proceeds from borrowings	584,475	113,000	704,475	964,000
Payments on borrowings	(469,888)	(28,494)	(488,051)	(894,210)
Deferred financing fees	(1,670)	(503)	(1,677)	(1,847)
Distributions to common shareholders	(44,390)	(44,095)	(88,501)	(88,166)
Distributions to preferred shareholders	(15,401)	(9,413)	(33,138)	(21,851)
Cash provided by (used for) financing activities	63,789	30,495	116,769	(97,059)

Increase (decrease) in cash and cash equivalents	5,967	(488)	11,243	15,654
Cash and cash equivalents at beginning of period	23,059	35,587	17,783	19,445
Cash and cash equivalents at end of period	$29,026	$35,099	$29,026	$35,099

Supplemental cash flow information:
Interest paid (including capitalized interest paid of $263 and $489 in 2007, respectively)	$32,503	$30,988	$80,508	$79,188

Non-cash investing activities:
Real estate acquisitions	$—	$(13,053)	$—	$(20,585)

Non-cash financing activities:
Issuance of common shares	$175	$1,420	$175	$1,420
Assumption of mortgage notes payable	—	13,053	—	20,585

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

CALCULATION OF EBITDA

(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2007	6/30/2006	6/30/2007	6/30/2006

Net income	$31,474	$31,514	$64,622	$181,349
Plus: interest expense	42,301	41,854	82,572	83,148
Plus: income taxes	—	—	—	—
Plus: depreciation and amortization	45,786	40,401	89,297	78,152
Plus: loss on early extinguishment of debt	711	—	711	1,659
Less: gain on sale of equity investments	—	—	—	(116,287)
Less: equity in earnings of equity investments	—	—	—	(3,136)
Plus: EBITDA from equity investments	—	—	—	8,446
EBITDA	$120,272	$113,769	$237,202	$233,331

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on equity transactions of equity investments and gains on sales of properties, plus loss on early extinguishment of debt, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because, by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2007	6/30/2006	6/30/2007	6/30/2006

Calculation of NOI (1):
Rental income	$209,995	$197,957	$415,045	$387,516
Operating expenses	(81,166)	(75,959)	(161,167)	(147,762)
Property net operating income (NOI)	$128,829	$121,998	$253,878	$239,754

Reconciliation of NOI to Net Income Available for Common Shareholders:

Property net operating income	$128,829	$121,998	$253,878	$239,754
Depreciation and amortization	(45,786)	(40,379)	(89,297)	(78,045)
General and administrative	(9,125)	(8,540)	(17,703)	(16,413)
Operating income	73,918	73,079	146,878	145,296

Interest income	568	310	1,027	1,545
Interest expense	(42,301)	(41,854)	(82,572)	(83,148)
Loss on early extinguishment of debt	(711)	—	(711)	(1,659)
Equity in earnings of equity investments	—	—	—	3,136
Gain on sale of equity investments	—	—	—	116,287
Income from continuing operations	31,474	31,535	64,622	181,457

Loss from discontinued operations	—	(21)	—	(108)
Net income	31,474	31,514	64,622	181,349

Preferred distributions	(15,401)	(9,234)	(30,802)	(20,742)
Excess redemption price paid over carrying value of preferred shares	—	—	—	(6,914)
Net income available for common shareholders	$16,073	$22,280	$33,820	$153,693

(1)  Excludes properties classified in discontinued operations.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income available for common shareholders because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual, regional and company wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties' results of operations.  NOI does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2007	6/30/2006	6/30/2007	6/30/2006

Net income	$31,474	$31,514	$64,622	$181,349
Plus: depreciation and amortization	45,786	40,401	89,297	78,152
Loss on early extinguishment of debt:
Add: amount included in expenses	711	—	711	1,659
Less: portion settled in cash	—	—	—	—
Less: gain on sale of equity investments	—	—	—	(116,287)
Less: equity in earnings of equity investments	—	—	—	(3,136)
Plus: FFO from equity investments	—	—	—	6,426
FFO	77,971	71,915	154,630	148,163
Less: preferred distributions	(15,401)	(9,234)	(30,802)	(20,742)
FFO available for common shareholders	$62,570	$62,681	$123,828	$127,421

Weighted average common shares outstanding – basic	211,721	209,968	211,168	209,915

Weighted average common shares outstanding – diluted (1)	240,914	209,968	240,361	209,915

FFO available for common shareholders per share – basic	$0.30	$0.30	$0.59	$0.61

FFO available for common shareholders per share – diluted (1)	$0.29	$0.30	$0.57	$0.61

(1)          At 6/30/2007, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we add loss on early extinguishment of debt unless settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate a comparison of operating performances among REITs.  FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED AVERAGE

COMMON SHARES OUTSTANDING

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2007	6/30/2006	6/30/2007	6/30/2006

Net income available for common shareholders	$16,073	$22,280	$33,820	$153,693
Add – Series D convertible preferred distributions (1)	6,167	—	12,334	—
Net income available for common shareholders – diluted	$22,240	$22,280	$46,154	$153,693

FFO available for common shareholders (2)	$62,570	$62,681	$123,828	$127,421
Add – Series D convertible preferred distributions (1)	6,167	—	12,334	—
FFO available for common shareholders – diluted	$68,737	$62,681	$136,162	$127,421

Weighted average common shares outstanding -- basic	211,721	209,968	211,168	209,915
Effect of dilutive Series D preferred shares (1)	29,193	—	29,193	—
Weighted average common shares outstanding – diluted	240,914	209,968	240,361	209,915

(1)          At 6/30/2007, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.

(2)          See page 15 for calculation of FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (1)
	6/30/2007	6/30/2006	6/30/2007	6/30/2006

Number of Properties:

Office	361	349	361	349
Industrial	163	138	163	138
Total	524	487	524	487

CBD	50	50	50	50
Suburban	474	437	474	437
Total	524	487	524	487

Square Feet (2):

Office	35,012	34,058	35,012	34,058
Industrial	28,559	23,971	28,559	23,971
Total	63,571	58,029	63,571	58,029

CBD	11,482	11,486	11,482	11,486
Suburban	52,089	46,543	52,089	46,543
Total	63,571	58,029	63,571	58,029

Percent Leased (3):

Office	90.4%	91.6%	90.4%	91.6%
Industrial	96.0%	96.4%	96.0%	96.4%
Total	92.9%	93.6%	92.9%	93.6%

CBD	90.6%	92.4%	90.6%	92.4%
Suburban	93.5%	93.9%	93.5%	93.9%
Total	92.9%	93.6%	92.9%	93.6%

Rental Income (4):

Office	$175,863	$169,758	$350,459	$333,286
Industrial	34,132	28,199	64,586	54,230
Total	$209,995	$197,957	$415,045	$387,516

CBD	$71,473	$71,756	$141,964	$143,136
Suburban	138,522	126,201	273,081	244,380
Total	$209,995	$197,957	$415,045	$387,516

Property Net Operating Income (NOI) (5):

Office	$103,164	$101,505	$206,199	$200,144
Industrial	25,665	20,493	47,679	39,610
Total	$128,829	$121,998	$253,878	$239,754

CBD	$39,862	$40,477	$79,028	$80,506
Suburban	88,967	81,521	174,850	159,248
Total	$128,829	$121,998	$253,878	$239,754

NOI Margin (6):

Office	58.7%	59.8%	58.8%	60.1%
Industrial	75.2%	72.7%	73.8%	73.0%
Total	61.3%	61.6%	61.2%	61.9%

CBD	55.8%	56.4%	55.7%	56.2%
Suburban	64.2%	64.6%	64.0%	65.2%
Total	61.3%	61.6%	61.2%	61.9%

(1)          Excludes properties classified in discontinued operations.

(2)          Prior periods exclude space remeasurements made during the current period.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)          Includes some triple net lease rental income.

(5)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)          NOI margin is defined as NOI as a percentage of rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (1)
	6/30/2007	6/30/2006	6/30/2007	6/30/2006
Number of Properties:
Metro Philadelphia, PA	21	21	21	21
Oahu, HI	57	56	57	56
Metro Washington, DC	20	20	20	20
Metro Boston, MA	37	36	37	36
Southern California	24	24	24	24
Metro Austin, TX	26	26	26	26
Other markets	339	304	339	304
Total	524	487	524	487

Square Feet (2):
Metro Philadelphia, PA	5,444	5,448	5,444	5,448
Oahu, HI	17,914	17,929	17,914	17,929
Metro Washington, DC	2,658	2,645	2,658	2,645
Metro Boston, MA	3,026	2,737	3,026	2,737
Southern California	1,444	1,444	1,444	1,444
Metro Austin, TX	2,727	2,807	2,727	2,807
Other markets	30,358	25,019	30,358	25,019
Total	63,571	58,029	63,571	58,029

Percent Leased (3):
Metro Philadelphia, PA	90.0%	90.8%	90.0%	90.8%
Oahu, HI	96.9%	97.3%	96.9%	97.3%
Metro Washington, DC	91.4%	96.6%	91.4%	96.6%
Metro Boston, MA	96.3%	96.8%	96.3%	96.8%
Southern California	95.4%	97.9%	95.4%	97.9%
Metro Austin, TX	88.4%	92.4%	88.4%	92.4%
Other markets	91.2%	90.7%	91.2%	90.7%
Total	92.9%	93.6%	92.9%	93.6%

Rental Income (4):
Metro Philadelphia, PA	$31,466	$31,632	$62,512	$63,493
Oahu, HI	16,142	15,119	31,495	29,211
Metro Washington, DC	19,814	19,495	39,327	39,210
Metro Boston, MA	16,175	14,996	31,489	30,028
Southern California	12,507	11,879	24,998	23,804
Metro Austin, TX	10,663	10,862	21,774	20,953
Other markets	103,228	93,974	203,450	180,817
Total	$209,995	$197,957	$415,045	$387,516

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$16,311	$17,216	$32,286	$34,072
Oahu, HI	12,824	12,386	25,123	23,758
Metro Washington, DC	12,408	12,266	24,737	24,735
Metro Boston, MA	10,638	10,032	20,639	20,004
Southern California	9,030	8,173	18,275	16,562
Metro Austin, TX	5,177	5,469	10,939	10,610
Other markets	62,441	56,456	121,879	110,013
Total	$128,829	$121,998	$253,878	$239,754

NOI Margin (6):
Metro Philadelphia, PA	51.8%	54.4%	51.6%	53.7%
Oahu, HI	79.4%	81.9%	79.8%	81.3%
Metro Washington, DC	62.6%	62.9%	62.9%	63.1%
Metro Boston, MA	65.8%	66.9%	65.5%	66.6%
Southern California	72.2%	68.8%	73.1%	69.6%
Metro Austin, TX	48.6%	50.3%	50.2%	50.6%
Other markets	60.5%	60.1%	59.9%	60.8%
Total	61.3%	61.6%	61.2%	61.9%

(1)   Excludes properties classified in discontinued operations.

(2)   Prior periods exclude space remeasurements made during the current period.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)   Includes some triple net lease rental income.

(5)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)   NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (2)
	6/30/2007	6/30/2006	6/30/2007	6/30/2006
Office:
Properties	338	338	303	303
Total sq. ft.	33,207	33,207	31,377	31,377
Percent leased (3)	90.2%	91.5%	90.3%	91.6%
Rental income (4)	$168,933	$168,021	$323,750	$321,374
Property net operating income (NOI) (5)	$98,558	$100,359	$190,382	$192,341
NOI % growth	-1.8%		-1.0%

Industrial:
Properties	136	136	134	134
Total sq. ft.	23,447	23,447	23,447	23,447
Percent leased (3)	95.9%	96.5%	95.9%	96.5%
Rental income (4)	$28,649	$27,894	$56,402	$53,924
Property net operating income (NOI) (5)	$20,881	$20,237	$40,900	$39,360
NOI % growth	3.2%		3.9%

CBD:
Properties	50	50	50	50
Total sq. ft.	11,482	11,482	11,482	11,482
Percent leased (3)	90.6%	92.4%	90.6%	92.4%
Rental income (4)	$71,473	$71,756	$141,964	$143,136
Property net operating income (NOI) (5)	$39,862	$40,477	$79,028	$80,506
NOI % growth	-1.5%		-1.8%

Suburban:
Properties	424	424	387	387
Total sq. ft.	45,172	45,172	43,342	43,342
Percent leased (3)	93.0%	93.9%	93.3%	94.1%
Rental income (4)	$126,109	$124,159	$238,188	$232,162
Property net operating income (NOI) (5)	$79,577	$80,119	$152,254	$151,195
NOI % growth	-0.7%		0.7%

Total:
Properties	474	474	437	437
Total sq. ft.	56,654	56,654	54,824	54,824
Percent leased (3)	92.5%	93.6%	92.7%	93.7%
Rental income (4)	$197,582	$195,915	$380,152	$375,298
Property net operating income (NOI) (5)	$119,439	$120,596	$231,282	$231,701
NOI % growth	-1.0%		-0.2%

(1)   Based on properties owned continuously since 4/1/2006 and excludes properties classified in discontinued operations.

(2)   Based on properties owned continuously since 1/1/2006 and excludes properties classified in discontinued operations.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)   Includes some triple net lease rental income.

(5)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (2)
	6/30/2007	6/30/2006	6/30/2007	6/30/2006
Metro Philadelphia, PA:
Properties	21	21	21	21
Total sq. ft.	5,444	5,444	5,444	5,444
Percent leased (3)	90.0%	90.8%	90.0%	90.8%
Rental income (4)	$31,466	$31,632	$62,512	$63,493
Property net operating income (NOI) (5)	$16,311	$17,216	$32,286	$34,072
NOI % growth	-5.3%		-5.2%

Oahu, HI:
Properties	55	55	53	53
Total sq. ft.	17,793	17,793	17,793	17,793
Percent leased (3)	97.5%	97.5%	97.5%	97.5%
Rental income (4)	$16,137	$15,119	$31,489	$29,211
Property net operating income (NOI) (5)	$12,841	$12,396	$25,140	$23,773
NOI % growth	3.6%		5.8%

Metro Washington, D.C.:
Properties	20	20	20	20
Total sq. ft.	2,658	2,658	2,658	2,658
Percent leased (3)	91.4%	96.6%	91.4%	96.6%
Rental income (4)	$19,814	$19,495	$39,327	$39,210
Property net operating income (NOI) (5)	$12,408	$12,266	$24,737	$24,735
NOI % growth	1.2%		0.0%

Metro Boston, MA:
Properties	36	36	36	36
Total sq. ft.	2,738	2,738	2,738	2,738
Percent leased (3)	95.9%	96.8%	95.9%	96.8%
Rental income (4)	$15,347	$14,996	$30,648	$30,028
Property net operating income (NOI) (5)	$9,852	$10,032	$19,843	$20,004
NOI % growth	-1.8%		-0.8%

Southern California:
Properties	24	24	24	24
Total sq. ft.	1,444	1,444	1,444	1,444
Percent leased (3)	95.4%	97.9%	95.4%	97.9%
Rental income (4)	$12,507	$11,879	$24,998	$23,804
Property net operating income (NOI) (5)	$9,030	$8,173	$18,275	$16,562
NOI % growth	10.5%		10.3%

Metro Austin, TX:
Properties	26	26	26	26
Total sq. ft.	2,727	2,727	2,727	2,727
Percent leased (3)	88.4%	92.2%	88.4%	92.2%
Rental income (4)	$10,663	$10,862	$21,774	$20,953
Property net operating income (NOI) (5)	$5,177	$5,469	$10,939	$10,610
NOI % growth	-5.3%		3.1%

Other Markets:
Properties	292	292	257	257
Total sq. ft.	23,850	23,850	22,020	22,020
Percent leased (3)	89.5%	90.5%	89.6%	90.5%
Rental income (4)	$91,648	$91,932	$169,404	$168,599
Property net operating income (NOI) (5)	$53,820	$55,044	$100,062	$101,945
NOI % growth	-2.2%		-1.8%

Total:
Properties	474	474	437	437
Total sq. ft.	56,654	56,654	54,824	54,824
Percent leased (3)	92.5%	93.6%	92.7%	93.7%
Rental income (4)	$197,582	$195,915	$380,152	$375,298
Property net operating income (NOI) (5)	$119,439	$120,596	$231,282	$231,701
NOI % growth	-1.0%		-0.2%

(1)   Based on properties owned continuously since 4/1/2006 and excludes properties classified in discontinued operations.

(2)   Based on properties owned continuously since 1/1/2006 and excludes properties classified in discontinued operations.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)   Includes some triple net lease rental income.

(5)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal		Maturity	Due at	Years to
	Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt Six properties in Minneapolis, MN	7.020%	7.020%	$15,904		2/1/2008	$15,724	0.6
Secured debt Two properties in Richland, WA	8.000%	8.000%	2,745		11/15/2008	1,004	1.4
Secured debt One property in Buffalo, NY	5.170%	5.170%	2,454		1/1/2009	134	1.5
Secured debt See note (2)	6.814%	7.842%	240,621		1/31/2011	225,547	3.6
Secured debt One property in Bannockburn, IL	8.050%	5.240%	24,986		6/1/2012	22,719	4.9
Secured debt Two properties in Rochester, NY	6.000%	6.000%	5,286		10/11/2012	4,507	5.3
Secured debt One property in Macon, GA	4.950%	6.280%	13,832		5/11/2014	11,930	6.9
Secured debt One property in Birmingham, AL	7.360%	5.610%	13,477		8/1/2016	9,281	9.1
Secured debt One property in Syracuse, NY	7.310%	6.030%	4,420		1/1/2022	—	14.5
Secured debt One property in Syracuse, NY	7.850%	6.030%	2,151		1/1/2022	—	14.5
Secured debt One property in North Haven, CT	6.750%	5.240%	5,105		3/1/2022	—	14.7
Secured debt One property in East Windsor, CT (3)	5.710%	5.240%	9,460		3/1/2026	—	18.7
Secured debt 23 properties in Atlanta, GA (4)	8.500%	5.070%	28,809		4/11/2028	4,937	20.8
Secured debt One property in Philadelphia, PA (5)	6.794%	7.383%	41,574		1/1/2029	2,478	21.5
Total / weighted average secured fixed rate debt	6.941%	7.125%	$410,824			$298,261	7.5

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (6)	5.906%	5.906%	$212,000		8/22/2010	$212,000	3.1
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (7)	5.955%	5.955%	200,000		3/16/2011	200,000	3.7
Total / weighted average unsecured floating rate debt	5.930%	5.930%	$412,000			$412,000	3.4

Unsecured Fixed Rate Debt:
Senior notes due 2010	8.875%	9.000%	$30,000		8/1/2010	$30,000	3.1
Senior notes due 2010	8.625%	8.770%	20,000		10/1/2010	20,000	3.3
Senior notes due 2012	6.950%	7.179%	200,000		4/1/2012	200,000	4.8
Senior notes due 2013	6.500%	6.693%	200,000		1/15/2013	200,000	5.6
Senior notes due 2014	5.750%	5.828%	250,000		2/15/2014	250,000	6.6
Senior notes due 2015	6.400%	6.601%	200,000		2/15/2015	200,000	7.6
Senior notes due 2015	5.750%	5.790%	250,000		11/1/2015	250,000	8.3
Senior notes due 2016	6.250%	6.470%	400,000		8/15/2016	400,000	9.1
Senior notes due 2017	6.250%	6.279%	250,000		6/15/2017	250,000	10.0
Total / weighted average unsecured fixed rate debt	6.303%	6.446%	$1,800,000			$1,800,000	7.6

Total / weighted average unsecured debt	6.234%	6.350%	$2,212,000			$2,212,000	6.8

Total / weighted average debt	6.345%	6.471%	$2,622,824			$2,510,261	6.9

Summary Debt:
Total / weighted average secured fixed rate debt	6.941%	7.125%	$410,824			$298,261	7.5
Total / weighted average unsecured floating rate debt	5.930%	5.930%	412,000			412,000	3.4
Total / weighted average unsecured fixed rate debt	6.303%	6.446%	1,800,000			1,800,000	7.6
Total / weighted average debt	6.345%	6.471%	$2,622,824	(8)		$2,510,261	6.9

(1)          Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)          Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.

(3)   The loan becomes prepayable on 2/7/2016.

(4)          The loan becomes prepayable on 1/11/2008.  On 4/11/2008, the interest rate increases to at least 13.5% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2008.

(5)          The loan becomes prepayable on 1/31/2011.  On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2011.

(6)          Interest rate is weighted average based on amounts outstanding during 2007.  Interest rate on amounts outstanding at 6/30/07 is 5.9%.

(7)          The notes became prepayable, at par, on September 16, 2006.  Interest rate is weighted average based on amounts outstanding during 2007.  Interest rate on amounts outstanding at 6/30/07, is 6.0%.

(8)   Total debt as of 6/30/2007, net of unamortized premiums and discounts, equals $2,614,133.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
Year	Secured Fixed Rate Debt	Unsecured Floating Rate Debt	Unsecured Fixed Rate Debt	Total (1)	Weighted Average Interest Rate
2007	$5,182	$—	$—	$5,182	6.8%
2008	26,369	—	—	26,369	7.0%
2009	7,878	—	—	7,878	6.9%
2010	8,303	212,000	50,000	270,303	6.5%
2011	229,905	200,000	—	429,905	6.4%
2012	31,113	—	200,000	231,113	7.0%
2013	3,804	—	200,000	203,804	6.5%
2014	15,789	—	250,000	265,789	5.7%
2015	4,029	—	450,000	454,029	6.0%
2016	13,387	—	400,000	413,387	6.3%
2017 and thereafter	65,065	—	250,000	315,065	6.5%
Total	$410,824	$412,000	$1,800,000	$2,622,824	6.3%

Percent	15.7%	15.7%	68.6%	100.0%

(1)   Total debt as of 6/30/2007, net of unamortized premiums and discounts, equals $2,614,133.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	6/30/2007		3/31/2007		12/31/2006		9/30/2006		6/30/2006
Leverage Ratios:

Total debt / total assets	45.5%		44.3%		43.0%		48.4%		48.0%
Total debt / gross book value of real estate assets (1)	42.2%		41.5%		40.2%		45.7%		45.4%
Total debt / total market capitalization	46.4%		42.0%		40.9%		47.0%		47.5%
Total debt / total book capitalization	46.9%		45.6%		44.8%		50.0%		49.5%
Secured debt / total assets	7.1%		7.3%		7.5%		7.1%		7.2%
Variable rate debt / total debt	15.8%		21.8%		18.4%		26.9%		26.0%
Variable rate debt / total assets	7.2%		9.7%		7.9%		13.0%		12.5%

Coverage Ratios:

EBITDA / interest expense	2.8	x	2.9	x	2.9	x	2.7	x	2.7	x
EBITDA / interest expense + preferred distributions	2.1	x	2.1	x	2.1	x	2.2	x	2.2	x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	41.3%		40.4%		39.4%		44.5%		44.4%
Secured debt / adjusted total assets (maximum 40%)	6.5%		6.7%		6.8%		6.6%		6.6%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.9	x	2.9	x	3.1	x	2.8	x	2.9	x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	244.6%		251.3%		259.1%		223.6%		224.8%

(1)          Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

(2)          Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and gains and losses on sales of assets, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
Tenant improvements (TI)	$16,015	$12,629	$21,830	$13,032	$14,641
Leasing costs (LC)	7,167	4,253	5,433	5,339	9,692
Total TI and LC	23,182	16,882	27,263	18,371	24,333

Recurring building improvements (1)	3,089	1,592	9,686	5,573	5,293
Development, redevelopment and other activities (2)	15,883	7,302	8,544	8,156	5,781
Total capital improvements, including TI and LC	$42,154	$25,776	$45,493	$32,100	$35,407

Sq. ft. beginning of period	60,251	59,865	58,070	58,029	56,835
Sq. ft. end of period	63,571	60,251	59,865	58,070	58,029
Average sq. ft. during period	61,911	60,058	58,968	58,050	57,432

Recurring building improvements per average sq. ft. during period	$0.05	$0.03	$0.16	$0.10	$0.09

(1)          Building improvements generally include recurring expenditures that we believe are necessary to maintain the value of our properties.

(2)          Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

2007 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

Date Acquired	Location	Office/ Industrial	Number of Properties	Sq. Ft.	Purchase Price (1)	Purchase Price (1) / Sq. Ft.	Cap Rate (2)	Weighted Average Remaining Lease Term (3)	Percent Leased (4)	Major Tenant

Feb-07	Columbia, SC	Office	3	104	$8,600	$82.69	10.5%	2.5	86.1%	ADT Security Services, Inc.
Mar-07	Maynard, MA	Office	1	287	34,000	118.47	9.6%	9.2	100.0%	Stratus Technologies, Inc.
	Q1 2007 Total / Weighted Average		4	391	42,600	108.95	9.8%	7.4	96.3%

Apr-07	Various (5)	Industrial	13	3,126	117,850	37.70	8.8%	9.3	100.0%	Briggs & Stratton Power Products Group, LLC
May-07	Aurora, IL	Office	1	75	17,100	228.00	8.6%	12.9	100.0%	Robert Morris College
May-07	Fountain Inn, SC	Industrial	1	168	7,625	45.39	8.4%	4.6	100.0%	Caterpillar, Inc.
	Q2 2007 Total / Weighted Average		15	3,369	142,575	42.32	8.7%	9.5	100.0%

	Total / Weighted Average		19	3,760	$185,175	$49.25	9.0%	8.9	99.6%

Dispositions:

Date Sold	Location	Office/ Industrial	Number of Properties	Sq. Ft.	Sale Price (1)	Original Purchase Price (1)	Sale Price (1) / Sq. Ft.	Original Purchase Price (1) / Sq. Ft.	Sale Price Multiple of Original Purchase Price	Book Gain on Sale

There were no dispositions during the six months ended June 30, 2007.

(1)   Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.

(2)          Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price.

(3)   Average remaining lease term based on rental income as of the date acquired.

(4)   Percent leased as of the date acquired.

(5)          Properties are located in Russellville, AR, Adairsville, GA, Eldridge, IA, Aurora, IL, Scottsburg, IN, Wichita, KS, Sanford, NC, Cleveland and Miamisburg, OH, Graniteville and Columbia, SC and Jefferson, WI.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

2007 FINANCING ACTIVITIES

(amounts in thousands)

	For the Three Months Ended 6/30/2007	For the Three Months Ended 3/31/2007

Debt Transactions (1):
New debt raised	$250,000	$—
New debt assumed as part of acquisitions	$—	$—
Total new debt	250,000	—

Debt retired	$(200,000)	$—
Net debt	$50,000	$—

Equity Transactions:
New common shares issued	875	1,005
New common equity raised, net	$10,663	$12,998

New preferred shares issued	—	—
New preferred equity raised, net	$—	$—
Total new equity	$10,663	$12,998

Preferred equity retired	$—	$—
Net equity	$10,663	$12,998

(1)   Excludes drawings and repayments on our revolving credit facility.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET)

(sq. ft. in thousands)

	Metro		Metro	Metro	Southern	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Austin, TX	Markets	Total
Square Feet:
Office	5,444	—	2,658	3,026	1,444	1,491	20,949	35,012
Industrial	—	17,914	—	—	—	1,236	9,409	28,559
Total	5,444	17,914	2,658	3,026	1,444	2,727	30,358	63,571

CBD	4,591	158	892	523	331	186	4,801	11,482
Suburban	853	17,756	1,766	2,503	1,113	2,541	25,557	52,089
Total	5,444	17,914	2,658	3,026	1,444	2,727	30,358	63,571

U.S. Government and other government tenants (1)	11	—	1,232	211	509	15	3,531	5,509
Medical related tenants (1)	1,075	—	353	1,047	579	395	3,317	6,766
Land leases (1)	—	16,967	—	—	—	—	—	16,967
Other investment grade tenants (1)(2)	1,708	—	59	816	36	36	6,612	9,267
Other tenants (1)	2,103	385	786	839	253	1,966	14,232	20,564
Vacant	547	562	228	113	67	315	2,666	4,498
Total	5,444	17,914	2,658	3,026	1,444	2,727	30,358	63,571

Percent by Major Market:
Office	15%	0%	8%	9%	4%	4%	60%	100%
Industrial	0%	63%	0%	0%	0%	4%	33%	100%
Total	9%	28%	4%	5%	2%	4%	48%	100%

CBD	40%	1%	8%	4%	3%	2%	42%	100%
Suburban	2%	34%	3%	5%	2%	5%	49%	100%
Total	9%	28%	4%	5%	2%	4%	48%	100%

U.S. Government and other government tenants	0%	0%	23%	4%	9%	0%	64%	100%
Medical related tenants	16%	0%	5%	16%	8%	6%	49%	100%
Land leases	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	19%	0%	1%	9%	0%	0%	71%	100%
Other tenants	10%	2%	4%	4%	1%	10%	69%	100%
Vacant	12%	13%	5%	3%	2%	7%	58%	100%
Total	9%	28%	4%	5%	2%	4%	48%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	55%	69%	55%
Industrial	0%	100%	0%	0%	0%	45%	31%	45%
Total	100%	100%	100%	100%	100%	100%	100%	100%

CBD	84%	1%	34%	17%	23%	7%	16%	18%
Suburban	16%	99%	66%	83%	77%	93%	84%	82%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	46%	7%	35%	1%	11%	9%
Medical related tenants	20%	0%	13%	34%	40%	15%	11%	11%
Land leases	0%	95%	0%	0%	0%	0%	0%	27%
Other investment grade tenants (2)	31%	0%	2%	27%	2%	0%	22%	14%
Other tenants	39%	2%	30%	28%	18%	72%	47%	32%
Vacant	10%	3%	9%	4%	5%	12%	9%	7%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1)          Sq. ft. is pursuant to signed leases as of 6/30/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)   Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME)

(dollars in thousands)

	Metro		Metro	Metro	Southern	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Austin, TX	Markets	Total
Annualized Rental Income (1):
Office	$127,561	$-	$78,513	$63,996	$49,230	$30,432	$363,343	$713,075
Industrial	—	62,812	—	—	—	11,738	59,475	134,025
Total	$127,561	$62,812	$78,513	$63,996	$49,230	$42,170	$422,818	$847,100

CBD	$115,739	$1,166	$36,524	$19,414	$21,234	$4,982	$86,853	$285,912
Suburban	11,822	61,646	41,989	44,582	27,996	37,188	335,965	561,188
Total	$127,561	$62,812	$78,513	$63,996	$49,230	$42,170	$422,818	$847,100

U.S. Government and other government tenants	$246	$—	$38,504	$5,145	$10,778	$237	$65,105	$120,015
Medical related tenants	23,170	—	13,244	23,271	32,000	10,350	59,593	161,628
Land leases	—	57,166	—	—	—	—	—	57,166
Other investment grade tenants (2)	47,131	—	2,003	15,896	1,016	899	113,455	180,400
Other tenants	57,014	5,646	24,762	19,684	5,436	30,684	184,665	327,891
Total	$127,561	$62,812	$78,513	$63,996	$49,230	$42,170	$422,818	$847,100

Percent by Major Market:
Office	18%	0%	11%	9%	7%	4%	51%	100%
Industrial	0%	47%	0%	0%	0%	9%	44%	100%
Total	15%	7%	9%	8%	6%	5%	50%	100%

CBD	41%	0%	13%	7%	7%	2%	30%	100%
Suburban	2%	11%	7%	8%	5%	7%	60%	100%
Total	15%	7%	9%	8%	6%	5%	50%	100%

U.S. Government and other government tenants	0%	0%	32%	4%	9%	0%	55%	100%
Medical related tenants	14%	0%	8%	14%	20%	7%	37%	100%
Land leases	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	26%	0%	1%	9%	1%	0%	63%	100%
Other tenants	17%	2%	8%	6%	2%	9%	56%	100%
Total	15%	7%	9%	8%	6%	5%	50%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	72%	86%	84%
Industrial	0%	100%	0%	0%	0%	28%	14%	16%
Total	100%	100%	100%	100%	100%	100%	100%	100%

CBD	91%	2%	47%	30%	43%	12%	21%	34%
Suburban	9%	98%	53%	70%	57%	88%	79%	66%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	49%	8%	22%	1%	15%	14%
Medical related tenants	18%	0%	17%	36%	65%	24%	14%	19%
Land leases	0%	91%	0%	0%	0%	0%	0%	7%
Other investment grade tenants (2)	37%	0%	3%	25%	2%	2%	27%	21%
Other tenants	45%	9%	31%	31%	11%	73%	44%	39%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1)          Annualized rental income is rents pursuant to signed leases as of 6/30/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(2)   Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

SUMMARY OF PROPERTIES BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of 6/30/2007			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (1)	Rental Income (1)
Metro Philadelphia, PA	21	5,444	8.5%	$127,561	15.1%
Oahu, HI	57	17,914	28.2%	62,812	7.4%
Metro Washington, DC	20	2,658	4.2%	78,513	9.3%
Metro Boston, MA	37	3,026	4.8%	63,996	7.6%
Southern California	24	1,444	2.3%	49,230	5.8%
Metro Austin, TX	26	2,727	4.3%	42,170	5.0%
Other markets	339	30,358	47.7%	422,818	49.8%
Total	524	63,571	100.0%	$847,100	100.0%

	Percent NOI For the Three Months Ended (2)
	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
Metro Philadelphia, PA	12.7%	12.8%	13.8%	13.9%	14.1%
Oahu, HI	9.9%	9.8%	10.1%	10.9%	10.2%
Metro Washington, DC	9.6%	9.9%	10.7%	10.1%	10.1%
Metro Boston, MA	8.3%	8.0%	7.8%	8.1%	8.2%
Southern California	7.0%	7.4%	6.9%	7.0%	6.7%
Metro Austin, TX	4.0%	4.6%	4.7%	4.2%	4.5%
Other markets	48.5%	47.5%	46.0%	45.8%	46.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)          Annualized rental income is rents pursuant to signed leases as of 6/30/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(2)          NOI, property net operating income, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended (1)
	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
Properties	524	508	504	487	487
Total sq. ft. (2)	63,571	60,251	59,865	58,070	58,029
Percentage leased	92.9%	92.8%	93.1%	93.4%	93.6%

Leasing Activity (sq. ft.):
New leases	814	410	453	642	629
Renewals	1,107	654	421	766	1,343
Total	1,921	1,064	874	1,408	1,972

% Change in GAAP Rent (3):
New leases	8%	-1%	24%	19%	8%
Renewals	0%	3%	-3%	1%	3%
Weighted average	3%	1%	9%	9%	5%

Capital Commitments (4):
New leases	$24,074	$12,726	$7,912	$20,473	$10,975
Renewals	10,936	5,184	3,527	5,205	15,116
Total	$35,010	$17,910	$11,439	$25,678	$26,091

Capital Commitments per Sq. Ft. (4):
New leases	$29.57	$31.04	$17.47	$31.89	$17.45
Renewals	$9.88	$7.93	$8.38	$6.80	$11.26
Total	$18.22	$16.83	$13.09	$18.24	$13.23

Weighted Average Lease Term by Sq. Ft. (years):
New leases	8.2	8.1	5.0	7.6	6.2
Renewals	7.7	5.8	4.7	5.0	8.9
Total	7.9	6.6	4.8	6.3	8.0

Capital Commitments per Sq. Ft. per Year:
New leases	$3.61	$3.83	$3.49	$4.20	$2.81
Renewals	$1.28	$1.37	$1.78	$1.36	$1.26
Total	$2.31	$2.55	$2.73	$2.89	$1.65

(1)  Results exclude properties classified in discontinued operations.

(2)  Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(3)  Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(4)  Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (3 MONTHS ENDED 6/30/2007)

(dollars and sq. ft. in thousands)

		Sq. Ft. Leases Executed During Three Months Ended 6/30/2007
Property Type/Market	Total Sq. Ft. As of 6/30/07	New	Renewals	Total

Office	35,012	681	1,028	1,709
Industrial	28,559	133	79	212
Total	63,571	814	1,107	1,921

CBD	11,482	239	404	643
Suburban	52,089	575	703	1,278
Total	63,571	814	1,107	1,921

Metro Philadelphia, PA	5,444	185	18	203
Oahu, HI	17,914	3	4	7
Metro Washington, DC	2,658	117	109	226
Metro Boston, MA	3,026	5	—	5
Southern California	1,444	60	46	106
Metro Austin, TX	2,727	143	47	190
Other markets	30,358	301	883	1,184
Total	63,571	814	1,107	1,921

	Sq. Ft. Leased
	As of	3/31/2007		New and	Acquisitions /	As of	6/30/07
	3/31/2007	% Leased (1)	Expired	Renewals	(Sales)	6/30/07	% Leased
Office	31,454	90.0%	(1,590)	1,709	75	31,648	90.4%
Industrial	24,439	96.6%	(519)	212	3,294	27,426	96.0%
Total	55,893	92.8%	(2,109)	1,921	3,369	59,074	92.9%

CBD	10,315	89.8%	(559)	643	—	10,399	90.6%
Suburban	45,578	93.5%	(1,550)	1,278	3,369	48,675	93.5%
Total	55,893	92.8%	(2,109)	1,921	3,369	59,074	92.9%

Metro Philadelphia, PA	4,836	88.8%	(141)	203	—	4,898	90.0%
Oahu, HI	17,398	97.3%	(53)	7	—	17,352	96.9%
Metro Washington, DC	2,415	90.8%	(211)	226	—	2,430	91.4%
Metro Boston, MA	2,910	96.1%	(2)	5	—	2,913	96.3%
Southern California	1,410	97.7%	(139)	106	—	1,377	95.4%
Metro Austin, TX	2,642	94.1%	(420)	190	—	2,412	88.4%
Other markets	24,282	90.0%	(1,143)	1,184	3,369	27,692	91.2%
Total	55,893	92.8%	(2,109)	1,921	3,369	59,074	92.9%

(1)  Based on total sq. ft. as of March 31, 2007; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (6 MONTHS ENDED 6/30/2007)

 (dollars and sq. ft. in thousands)

		Sq. Ft. Leases Executed During Six Months Ended 6/30/2007
Property Type/Market	Total Sq. Ft. As of 6/30/07	New	Renewals	Total

Office	35,012	1,060	1,628	2,688
Industrial	28,559	164	133	297
Total	63,571	1,224	1,761	2,985

CBD	11,482	370	599	969
Suburban	52,089	854	1,162	2,016
Total	63,571	1,224	1,761	2,985

Metro Philadelphia, PA	5,444	280	101	381
Oahu, HI	17,914	4	11	15
Metro Washington, DC	2,658	130	111	241
Metro Boston, MA	3,026	15	6	21
Southern California	1,444	64	157	221
Metro Austin, TX	2,727	172	98	270
Other markets	30,358	559	1,277	1,836
Total	63,571	1,224	1,761	2,985

	Sq. Ft. Leased
	As of	12/31/06		New and	Acquisitions /	As of	6/30/07
	12/31/2006	% Leased (1)	Expired	Renewals	(Sales)	6/30/07	% Leased
Office	31,277	90.5%	(2,749)	2,688	452	31,668	90.4%
Industrial	24,442	96.6%	(627)	297	3,294	27,406	96.0%
Total	55,719	93.1%	(3,376)	2,985	3,746	59,074	92.9%

CBD	10,365	90.2%	(935)	969	—	10,399	90.6%
Suburban	45,354	93.8%	(2,441)	2,016	3,746	48,675	93.5%
Total	55,719	93.1%	(3,376)	2,985	3,746	59,074	92.9%

Metro Philadelphia, PA	4,920	90.2%	(403)	381	—	4,898	90.0%
Oahu, HI	17,398	97.3%	(61)	15	—	17,352	96.9%
Metro Washington, DC	2,546	95.8%	(357)	241	—	2,430	91.4%
Metro Boston, MA	2,645	96.5%	(40)	21	287	2,913	96.3%
Southern California	1,411	97.7%	(255)	221	—	1,377	95.4%
Metro Austin, TX	2,644	94.2%	(502)	270	—	2,412	88.4%
Other markets	24,155	89.9%	(1,758)	1,836	3,459	27,692	91.2%
Total	55,719	93.1%	(3,376)	2,985	3,746	59,074	92.9%

(1)  Based on total sq. ft. as of December 31, 2006; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT

(sq. ft. in thousands)

		% of Total	% of Rental
Tenant	Sq. Ft. (1)	Sq. Ft. (1)	Income (2)	Expiration
1 U.S. Government	4,826	8.2%	12.8%	2007 to 2020
2 GlaxoSmithKline plc	608	1.0%	1.7%	2013
3 PNC Financial Services Group	460	0.8%	1.4%	2011, 2021
4 Solectron Corporation	894	1.5%	1.1%	2014
5 JDA Software Group, Inc.	283	0.5%	1.1%	2012
6 The Scripps Research Institute	164	0.3%	1.1%	2019
7 Ballard Spahr Andrews & Ingersoll, LLP	235	0.4%	1.0%	2008, 2015
Total	7,470	12.7%	20.2%

(1)  Sq. ft. is pursuant to signed leases as of 6/30/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)  Rental income is rents pursuant to signed leases as of 6/30/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE

 (dollars and sq. ft. in thousands)

	Total as of 6/30/2007	2007	2008	2009	2010 and Thereafter

Office:
Total sq. ft.	35,012
Leased sq. ft. (1)	31,648	1,557	3,376	2,792	23,923
Percent	100.0%	4.9%	10.7%	8.8%	75.6%
Annualized rental income (2)	$713,075	$32,729	$73,697	$61,550	$545,099
Percent	100.0%	4.6%	10.3%	8.6%	76.5%

Industrial:
Total sq. ft.	28,559
Leased sq. ft. (1)	27,426	631	1,278	989	24,528
Percent	100.0%	2.3%	4.7%	3.6%	89.4%
Annualized rental income (2)	$134,025	$2,601	$7,686	$6,360	$117,378
Percent	100.0%	1.9%	5.7%	4.7%	87.7%

CBD:
Total sq. ft.	11,482
Leased sq. ft. (1)	10,399	553	1,092	719	8,035
Percent	100.0%	5.3%	10.5%	6.9%	77.3%
Annualized rental income (2)	$285,912	$13,243	$26,891	$22,099	$223,679
Percent	100.0%	4.6%	9.4%	7.7%	78.3%

Suburban:
Total sq. ft.	52,089
Leased sq. ft. (1)	48,675	1,635	3,562	3,062	40,416
Percent	100.0%	3.4%	7.3%	6.3%	83.0%
Annualized rental income (2)	$561,188	$22,087	$54,492	$45,811	$438,798
Percent	100.0%	3.9%	9.7%	8.2%	78.2%

Total:
Total sq. ft.	63,571
Leased sq. ft. (1)	59,074	2,188	4,654	3,781	48,451
Percent	100.0%	3.7%	7.9%	6.4%	82.0%
Annualized rental income (2)	$847,100	$35,330	$81,383	$67,910	$662,477
Percent	100.0%	4.2%	9.6%	8.0%	78.2%

(1)  Sq. ft. is pursuant to signed leases as of 6/30/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)  Annualized rental income is rents pursuant to signed leases as of 6/30/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	Total as of 6/30/2007	2007	2008	2009	2010 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,444
Leased sq. ft. (1)	4,898	27	484	273	4,114
Percent	100.0%	0.6%	9.9%	5.6%	83.9%
Annualized rental income (2)	$127,561	$702	$12,022	$5,892	$108,945
Percent	100.0%	0.6%	9.4%	4.6%	85.4%
Oahu, HI:
Total sq. ft.	17,914
Leased sq. ft. (1)	17,352	440	495	264	16,153
Percent	100.0%	2.5%	2.9%	1.5%	93.1%
Annualized rental income (2)	$62,812	$891	$2,467	$1,068	$58,386
Percent	100.0%	1.4%	3.9%	1.7%	93.0%
Metro Washington, DC:
Total sq. ft.	2,658
Leased sq. ft. (1)	2,430	23	106	144	2,157
Percent	100.0%	0.9%	4.4%	5.9%	88.8%
Annualized rental income (2)	$78,513	$832	$2,944	$5,389	$69,348
Percent	100.0%	1.1%	3.7%	6.9%	88.3%
Metro Boston, MA:
Total sq. ft.	3,026
Leased sq. ft. (1)	2,913	349	150	43	2,371
Percent	100.0%	12.0%	5.1%	1.5%	81.4%
Annualized rental income (2)	$63,996	$7,598	$4,037	$1,390	$50,971
Percent	100.0%	11.9%	6.3%	2.2%	79.6%
Southern California:
Total sq. ft.	1,444
Leased sq. ft. (1)	1,377	130	204	155	888
Percent	100.0%	9.4%	14.8%	11.3%	64.5%
Annualized rental income (2)	$49,230	$3,122	$6,957	$6,364	$32,787
Percent	100.0%	6.3%	14.1%	12.9%	66.7%
Metro Austin, TX:
Total sq. ft.	2,727
Leased sq. ft. (1)	2,412	86	154	169	2,003
Percent	100.0%	3.6%	6.4%	7.0%	83.0%
Annualized rental income (2)	$42,170	$1,716	$3,350	$3,181	$33,923
Percent	100.0%	4.1%	7.9%	7.5%	80.5%
Other markets:
Total sq. ft.	30,358
Leased sq. ft. (1)	27,692	1,133	3,061	2,733	20,765
Percent	100.0%	4.1%	11.1%	9.9%	74.9%
Annualized rental income (2)	$422,818	$20,469	$49,606	$44,626	$308,117
Percent	100.0%	4.8%	11.7%	10.6%	72.9%
Total:
Total sq. ft.	63,571
Leased sq. ft. (1)	59,074	2,188	4,654	3,781	48,451
Percent	100.0%	3.7%	7.9%	6.4%	82.0%
Annualized rental income (2)	$847,100	$35,330	$81,383	$67,910	$662,477
Percent	100.0%	4.2%	9.6%	8.0%	78.2%

(1)  Sq. ft. is pursuant to signed leases as of 6/30/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)  Annualized rental income is rents pursuant to signed leases as of 6/30/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Annualized Rental Income Expiring (2)	% of Annualized Rental Income Expiring	Cumulative % of Annualized Rental Income Expiring
2007	2,188	3.7%	$35,330	4.2%	4.2%
2008	4,654	7.9%	81,383	9.6%	13.8%
2009	3,781	6.4%	67,910	8.0%	21.8%
2010	6,305	10.7%	97,742	11.5%	33.3%
2011	5,898	10.0%	95,976	11.3%	44.6%
2012	4,809	8.1%	96,562	11.4%	56.0%
2013	2,469	4.2%	46,878	5.5%	61.5%
2014	2,706	4.6%	46,769	5.5%	67.0%
2015	3,241	5.5%	58,211	6.9%	73.9%
2016	2,476	4.2%	42,082	5.0%	78.9%
2017 and thereafter	20,547	34.7%	178,257	21.1%	100.0%
Total	59,074	100.0%	$847,100	100.0%

Weighted average remaining lease term (in years)	9.1		6.5

(1)  Sq. ft. is pursuant to signed leases as of 6/30/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)  Annualized rental income is rents pursuant to signed leases as of 6/30/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.